Filed pursuant to Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Mid Cap Growth Fund

Supplement dated June 11, 2025 to the Summary Prospectus,

dated May 1, 2025

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Mid Cap Growth Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective July 1, 2025, Mark Grzymski will no longer serve as a portfolio manager of the Fund, and Edward F. Salib will be added as a portfolio manager of the Fund. Effective July 1, 2025, Messrs. Babyak and Salib and Sonu Chawla will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective July 1, 2025, all references to and information relating to Mr. Grzymski in the Summary Prospectus are deleted, and all references to the portfolio managers of the Fund shall refer to Messrs. Babyak and Salib and Ms. Chawla.

Effective July 1, 2025, the Summary Prospectus is revised as follows:

The section titled “Portfolio Management – Portfolio Managers” on page 3 is deleted and replaced with the following:

Portfolio Managers

Grant R. Babyak

Chief Executive Officer, Partner and Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since March 2005.

Sonu Chawla, CFA

Partner and Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since May 2022.

Edward F. Salib

Partner and Portfolio Manager/Analyst of TimesSquare;

Portfolio Manager of the Fund since July 2025.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE